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                                                                    EXHIBIT 32.0

                           SECTION 1350 CERTIFICATIONS

Each of the undersigned hereby certifies, in his or her capacity as an officer of Energy Partners, Ltd. (the "Company"), that the Annual Report of the Company on Form 10-K for the year ended December 31, 2004 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such Report fairly presents, in all material respects, the financial condition and the results of operations of the Company at the end of and for the periods covered by such Report.

These certifications shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within electronic version of this written statement required by Section 906, has been provided to Energy Partners, Ltd. and will be retained by Energy Partners, Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.

                                  /s/ Richard A. Bachmann
                               --------------------------------------
                                      Richard A. Bachmann
                                      Chairman, President
                                   and Chief Executive Officer

Dated: March 13, 2005

                                    /s/ Suzanne V. Baer
                               --------------------------------------
                                        Suzanne V. Baer
                                    Executive Vice President
                                   and Chief Financial Officer

Dated: March 13, 2005